                                   SSgA FUNDS

                        SUPPLEMENT DATED AUGUST 20, 2003

                  TO THE SSgA INTERMEDIATE MUNICIPAL BOND FUND
                       PROSPECTUS DATED DECEMBER 27, 2002
                    (AS SUPPLEMENTED THROUGH AUGUST 20, 2003)

The prospectus dated December 27, 2002 is hereby supplemented as follows:

     The following information supersedes any information to the contrary regarding SSgA Intermediate Municipal Bond Fund (the "Fund") contained in the Fund's prospectus dated December 27, 2002:

     On August 13, 2003, the Fund's Board of Trustees approved a plan to liquidate the Fund and terminate the Fund as of September 15, 2003. Therefore, the SSgA Funds has elected to suspend the public sale of shares of the Fund to either new or existing shareholder accounts as of August 29, 2003. On or around September 15, 2003, the SSgA Funds will distribute the proceeds of the liquidation to shareholders.